THE UNITED STATES LIFE INSURANCE COMPANY
                       IN THE CITY OF NEW YORK
                      SEPARATE ACCOUNT USL VL-R
                     PROTECTION ADVANTAGE SELECT(r)
       FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                  SUPPLEMENT DATED DECEMBER 30, 2013
                                   TO
                    PROSPECTUS DATED MAY 1, 2013


     The United States Life Insurance Company in the City of New York ("US Life") is amending the prospectus for the sole purpose of ceasing future sales of the Protection Advantage Select flexible premium variable universal life insurance Policies (the "Policies").

     As of December 31, 2013, the Policies will no longer be available for sale. A new paragraph is added to the prospectus immediately following the title of the section "POLICY FEATURES," as follows:

     After December 31, 2013, US Life will no longer accept applications for Protection Advantage Select Policies. Your rights as a Protection Advantage Select Policy owner, including the right to make additional premium payments, are not affected by this change.